SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           July 21, 1994



               JAMES RIVER CORPORATION OF VIRGINIA
     (Exact name of registrant as specified in its charter)


                            Virginia
         (State or other jurisdiction of incorporation)


          1-7911                             54-0848173
 (Commission File Number)           (IRS Employer Identification Number)


          120 Tredegar Street, Richmond, Virginia 23219
  (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code          (804) 644-5411

Item 5.   Other Events.

      On July 21, 1994, James River Corporation of Virginia ("James River" or the "Company") published a press release announcing the Company's results of operations for the second quarter ended June 26, 1994. The Company published its unaudited financial statements including its condensed consolidated balance sheets as of June 26, 1994 and June 27, 1993, its consolidated statements of operations for the quarters (13 weeks) and six months (26 weeks) ended June 26, 1994 and June 27, 1993, its condensed consolidated statements of cash flows for the six months (26 weeks) ended June 26, 1994 and June 27, 1993, and certain segment information for the six months ended June 26, 1994 and the year ended December 26, 1993. The results of operations for the six months ended June 26, 1994 are not necessarily indicative of the results to be expected for the full year. A copy of the press release which includes the consolidated financial statements is filed herewith as Exhibit 99.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits:

          99 Press release dated July 21, 1994, published by the registrant -- filed herewith

                           SIGNATURES


      Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JAMES RIVER CORPORATION OF VIRGINIA



                              By:/s/James R. Hudson, Jr.
                                   James R. Hudson, Jr.
                                     Vice President, Corporate Controller


Date:    July 26, 1994